Supplement, dated March 25, 2004,
         to the Statement of Additional Information, dated July 15, 2003 as amended by the Supplement dated January 29, 2004
                                       of
                 Seligman LaSalle Real Estate Fund Series, Inc.,
                                on behalf of its:
               Seligman LaSalle Monthly Dividend Real Estate Fund
                                  (the "Fund")

Effective April 1, 2004, the following paragraph replaces and supercedes the second paragraph of sub-section "Class C" under the heading "Purchase, Redemption and Pricing of Shares - Purchase of Shares" set forth in the supplement dated January 29, 2004 to the Fund's Statement of Additional
Information:

      Level Load Intermediaries are those financial intermediaries who offer Class C Shares without any initial front-end sales charge. At the current time, the Level Load Intermediaries are as follows: Advest, Inc., Citigroup Global Markets, Inc., First Clearing, LLC, KCD Financial, Inc., Lieblong & Associates, Inc., Linsco/Private Ledger Corporation, Piper Jaffray & Co., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Dain Rauscher Inc., UBS Financial Services, Inc., Wachovia Securities Financial Network, LLC and Wachovia Securities, LLC. From time to time, other Level Load Intermediaries may be added.